Q2 2023 Letter to Stockholders August 14, 2023

Page 1 of 9 Legal Disclaimer Certain statements included in these prepared remarks that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words `such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," "project," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding MedAvail's business strategy and market opportunity; potential future revenue and cost savings projections and expectations for growth and profitability; margin, utilization and cost reduction improvements; new MedCenter placements; and regulatory developments. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of MedAvail's management and are not predictions of actual performance. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements, including but not limited to our ability to successfully achieve the benefits of a pharmacy technology only business and the efficiencies related to our restructuring and reorganization; the risk that MedAvail will not realize anticipated revenue growth, MedCenter placements or expense reductions; the possible loss of key employees, customers, or suppliers; and other risks discussed under the heading "Risk Factors" in MedAvail’s recent Annual Report on Form 10-K and MedAvail’s Quarterly Reports on Form 10-Q, and other filings MedAvail makes with the Securities and Exchange Commission in the future. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. These forward-looking statements speak only as of the date hereof and MedAvail specifically disclaims any obligation to update these forward- looking statements.

Page 2 of 9 Non-GAAP Financial Measures To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measure: Adjusted EBITDA. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We define Adjusted EBITDA for a particular period as net loss income before interest, taxes, depreciation and amortization, and as further adjusted for initial loss on issuance of warrants, loss gain from change in fair value of warrant liabilities, loss from discontinued operations, and share-based compensation expense. We use this non-GAAP financial measure for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that this non-GAAP financial measure provides meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our recurring core business operating results, like costs related to our discontinued operations that we believe are not relevant to our continuing pharmacy technology business. We believe that both management and investors benefit from referring to this non-GAAP financial measure in assessing our performance and when planning, forecasting, and analyzing future periods. This non- GAAP financial measure also facilitates management's internal comparisons to our historical performance and liquidity as well as comparisons to our competitors' operating results. We believe this non-GAAP financial measure is useful to investors both because (1) it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) it is used by our institutional investors and the analyst community to help them analyze the health of our business. There are a number of limitations related to the use of non-GAAP financial measures. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures and evaluating these non-GAAP financial measures together with their relevant financial measures in accordance with GAAP.

Page 3 of 9 Q2 2023 Business Update Mark Doerr, CEO, President and Director During the second quarter, we were able to sustain the positive momentum that we have experienced since pivoting to focus exclusively on our MedCenter Pharmacy Technology business back in January. With the MedCenter, we address significant unmet needs in the pharmacy space by bringing Rx dispensing right to the point of care, predominantly in the acute care and urgent care channels. This is particularly relevant in rural, less populated areas of the country where lack of convenient access to medications can lead to compliance challenges and sub-optimal patient outcomes. We believe there are many untapped opportunities for MedCenter. Focusing on a few of the highlights from the second quarter: We generated total revenue of approximately $405,000 and we remain on track to achieve full-year revenue of $3 million, which would represent greater than 100% growth over 2022 stand-alone pharmacy technology revenue of $1.4 million. During the quarter, we placed 2 net new revenue-generating MedCenters in the field, bringing our year-to-date total to six, and we are reiterating our guidance for 25 net new dispensing MedCenters in the field for the full year, which would give us a network of 57 revenue-generating kiosks exiting 2023. Several of these have already been deployed and are in the process of being integrated with pharmacy management systems and brought online. We continued to grow our pipeline with new and existing customers. Our successful integration with the Epic Willow pharmacy management system, and the availability of our API integration in Epic’s Connection Hub, is providing a substantial tailwind which I will discuss in more detail momentarily. We substantially completed the wind-down of the SpotRx business and the retrieval of all associated MedCenter units, and the associated incremental costs are reflected in our second quarter results, as we anticipated. In the back half of the year, we expect to

Page 4 of 9 begin to recognize the benefit of this divestiture on our OpEx run rate and cash burn rate, as we previously communicated. We completed the additional cost savings measures that we alluded to on our first quarter call, which included the outsourcing of key development functions. We have made great strides becoming a more nimble organization capable of quickly reacting to opportunities in the marketplace, and we will continue to look for ways to operate more efficiently. We successfully brought our first partner live on the Google Cloud and continue to anticipate migrating all existing customers to the cloud by the end of the year, while all new customers will be implemented in the cloud. This will result in additional cost savings for us in 2024 and an improved experience for our clinic and pharmacy partners. Finally, we ended the second quarter with $14.4 million of cash and cash equivalents, excluding restricted cash of $676,000. Based on our expectation for topline growth combined with expense efficiencies, we believe we can achieve operating cash flow breakeven in 2025 without the need for additional dilutive equity financings. Epic integration At this point, I’d like to cover a few of these developments in more detail, beginning with our successful integration with Epic Willow ambulatory pharmacy management system. Just a few weeks ago, we announced that we had successfully integrated with our largest partner, Texas Health Resources, via a more streamlined API integration with Epic Willow. Additionally, this API integration is now available in Epic’s Connection Hub for any partners, existing or new, that utilize the Epic Willow PMS. It is difficult to overstate the significance of this, as this facilitates faster, more seamless integrations, resulting in an improved provider and patient experience. And the benefits are quantifiable - following the successful API integration with THR, we were able to reduce prescription dispense times by approximately 36%, leading to higher patient satisfaction, while increasing MedCenter prescription throughput by approximately 11%.

Page 5 of 9 Google Cloud During the second quarter, we brought our first net new partner, Curant Health, live on our Google Cloud based software. As we indicated last quarter, we plan to migrate all partners to the Google Cloud by the end of this year. This migration will be minimally disruptive to partners and will facilitate improved kiosk performance. Additionally, it will allow us to accelerate future MedCenter deployments and create additional cost savings for us, which we will begin to realize in 2024. Federally Qualified Health Centers and Total Addressable Markets Staying on the topic of Curant Health for a moment, this was a significant addition to our partner roster during the second quarter for multiple reasons. Importantly, Curant Health is a community health center, a Ryan White clinic, which represents an entirely new market segment for us known as Federally Qualified Health Centers (“FQHCs”) in addition to the primary care and urgent care clinics that comprise most of our business today. In terms of our market opportunity across all three channels, looking at all states, this represents approximately $4.5 billion in potential MedCenter sales and leases, with an additional approximately $1.7 billion in annual recurring software license and maintenance contracts. If we look at just our current serviceable market – those states currently open to pharmacy kiosk dispensing – our three channels represent approximately $1.8 billion in potential MedCenter sales and leases, plus an additional approximately $0.7 billion in annual recurring software license and maintenance contracts. Notably, we estimate the FQHC opportunity would add an additional $481 million potential MedCenter sales and leases, plus an additional $0.7 billion in annual recurring software license and maintenance contracts. Clearly, we have barely scratched the surface of what we believe is an enormous opportunity to bring pharmacy kiosk dispensing to the point of care.

Page 6 of 9 State Regulations Turning now to an update on state regulations, last quarter we talked about Colorado having passed new regulations essentially opening up the state to remote dispensing. We are now tracking developments in North Carolina, where it appears legislation favorable to remote Rx dispensing is poised to pass later this year. Each legislative change like Colorado and potentially North Carolina further expands our serviceable addressable market. And while nearly half of all states continue to have regulations in place that we view as unfavorable, we view this as a significant long-term opportunity for our company. We will continue to work with state lawmakers to help them see the value and inherent safety of remote dispensing to both patients and clinics, and we think it’s reasonable to expect that additional states will embrace remote dispensing in the future. Pipeline In terms of additional pipeline activities, last quarter, we referenced Franciscan Missionaries of Our Lady Health System, or FMOL, in Baton Rouge, Louisiana, had contracted for and initial four MedCenters. This is another partner that leverages the Epic Willow PMS. Today, we are pleased to report that all four have been deployed to their dispensing locations. We anticipate bringing the first online, dispensing prescriptions and generating revenue, in the next few weeks and the rest by the end of the third quarter based on plans with the partner. Importantly, we moved this client from contract to deployment in under four months. We also announced a contract for ten MedCenters with Oak Lawn Pharmacy with intentions to have at least two of these dispensing before the end of the year. Oak Lawn is located in the Dallas Fort Worth metro area, where we already operate a significant number of MedCenters, so this contract will enable us to expand our presence and offer the many benefits of the MedCenter to additional communities, particularly in rural areas. This contract also has the added benefit of

Page 7 of 9 presence in the area. It is also worth noting that Oak Lawn will fund the deployment of these machines in primary or specialty care locations throughout Dallas Ft Worth. Our current pipeline stands at nineteen contracted MedCenters, with an additional three that have also been committed to in 2023 by an existing partner. This gives us confidence in our prior guidance of 25 net new dispensing MedCenters in the field during 2023. Contract Sales We continue to build momentum with our sales and account management team and have a strong pipeline of prospective partners as previously outlined. To assist with lead generation, go to market strategy and pipeline building, we have contracted with New Enterprise Ventures to augment our internal sales capabilities. The NEV team facilitates the strategic assessment of solutions and acceleration of the business development efforts through their extensive network of experts and key opinion leaders. We believe they will be particularly helpful in the health system and urgent care channels. Nasdaq Listing I’m also pleased to report that we completed a 1-for-50 reverse stock split of our common stock on July 31st, which brought our share price well above the $1.00 minimum bid price requirement for continued listing on The Nasdaq Capital Market. We expect to be in compliance with all Nasdaq listing requirements within the next few business days. Financial Results I’ll now cover our financial results for the second quarter. The following comparisons exclude discontinued operations. For the second quarter of 2023, we generated total revenue of approximately $405,000, as compared to Pharmacy Technology revenue $543,000 for the same period in 2022.

Page 8 of 9 Total gross profit margin for the second quarter of 2023 was 44.0%. This was in-line with our expectations. We continue to anticipate a gross margin of approximately 60% for the full year 2023 which would represent a significant improvement from our full-year 2022 gross margin of 47%. Total Pharmacy Technology operating expenses for the second quarter 2023 were $4.6 million, as compared to $5.3million in the second quarter of 2022. We continue to evaluate the operations of the core Pharmacy Technology business in search of additional efficiencies. Total Company non-GAAP Adjusted EBITDA for the second quarter was a loss of $(4.0) million consistent with the $(4.0) million loss in the second quarter of 2022. Guidance Our 2023 outlook remains unchanged from our first quarter update call. We anticipate adding 25 net new dispensing MedCenters in 2023. We anticipate that full-year revenue will be approximately $3 million, which represents growth of well over 100% as compared to pharmacy technology revenue of $1.4 million for the full year 2022. We further assume a full year gross margin of approximately 60%, well above 45%, which represents a fully-costed margin at current volumes and represents nice expansion relative to our pharmacy technology gross margin of 47% that we reported for full year 2022. Cash position In terms of cash, we ended the second quarter with cash and cash equivalents of $15.0 million dollars, including $676,000 of restricted cash. During the second quarter, we used $4.4 million in cash to fund our operations and discontinued operations of SpotRx Pharmacy Services business. Recall that we anticipate full-year cash usage attributable to the divestiture and wind-down of SpotRx to be approximately $6.5 million. Further, we anticipate that a

Page 9 of 9 combination of higher revenue and margin, together with lower expenses, will reduce our quarterly cash burn throughout the balance of the year. With our expectation for topline growth combined with expense efficiencies, we believe we can achieve operating cash flow breakeven in 2025 without the need for additional dilutive equity financings. At the end of the second quarter 2023, we had approximately 1.8 million weighted average shares outstanding. This includes the impact of the pre-funded and Series A warrants outstanding and is after giving effect to the 1-for-50 reverse stock split that occurred on July 31, 2023. Conclusion In closing, I am very pleased with the significant progress we have made in the relatively short time since we announced our focus exclusively on the pharmacy technology side of the business going forward. I believe we can strike a balance between long-term topline growth and profitability. I also believe we are on the right track to be a leader in the field of pharmacy kiosk dispensing, to the benefit of both clinics and patients, while creating enduring value for our stockholders. Mark Doerr, President & CEO